UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 9, 2007

Adolor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30039	31-1429198
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Pennsylvania Drive, Exton, PA	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 595-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 9, 2007, Adolor Corporation (the “Company”) announced the results from Study 014, a Phase 3 safety study of alvimopan (Entereg®), in patients taking opioids for chronic non-cancer pain and experiencing opioid-induced bowel dysfunction, OBD, and the impact those results have on the current development program for alvimopan. The press release issued by the Company concerning this announcement is attached to this Report as Exhibit 99.1.

The Company hosted a conference call and slide presentation at 5:00 P.M. Eastern Time on April 9, 2007 to discuss these matters. The slides presented at the conference call are attached to this Report as Exhibit 99.2

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of the Company, dated April 9, 2007.

99.2	Slides presented on the Company’s conference call held April 9, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADOLOR CORPORATION

By:	/s/ Martha E. Manning
Name:	Martha E. Manning
Title:	Senior Vice President and General Counsel

Dated: April 10, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of the Company, dated April 9, 2007.

99.2	Slides presented on the Company’s conference call held April 9, 2007.